The people pictured here are some of the many friends and family of
Agios employees affected by cancer. All of us at Agios are passionate about transforming patients lives. This is our vision and what motivates, inspires, and drives us.
Agios Pharmaceuticals – CONFIDENTIAL
January 2014
Exhibit 99.1

This presentation and various remarks we make during this presentation contain forward-looking statements of Agios Pharmaceuticals, Inc. within the meaning of The Private Securities Litigation Reform Act of 1995,
including statements regarding Agios’ expectations and beliefs about its business, plans and prospects. The words “believe,” “expect,” “could,” “should,” “will,” “would,” “may”, “anticipate” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
The forward-looking statements contained in this presentation and in remarks made during this presentation are subject to important risks and uncertainties that may cause actual events or results to differ materially from Agios’ current expectations and beliefs, including risks and uncertainties relating to: Agios’ ability to successfully commence and complete preclinical and clinical development of its product candidates; results of clinical trials and preclinical studies; Agios’ ability to maintain its collaboration with Celgene on acceptable terms; the content and timing of decisions made by regulatory authorities, investigational review boards and publication review bodies; unplanned cash requirements and expenditures; competitive factors; Agios’ ability to obtain, maintain and enforce intellectual property protection; Agios’ capital requirements and need for funding; and general economic and market conditions. These and other risks are described under the caption “Risk Factors” in Agios’ most recent Quarterly Report on Form 10-Q, which is on file with the SEC, and in other filings that Agios may make with the SEC in the future.
Any forward-looking statements contained in this presentation or in remarks made during this presentation speak only as of the date hereof, and Agios expressly disclaims any obligation to update any forward-
looking statements, whether as a result of new information, future events or otherwise.
Cautionary Note Regarding Forward-Looking
Statements

agios

INBORN
ERRORS OF
METABOLISM
CANCER
METABOLISM
DYSREGULATED
METABOLISM

agios

Agios Pharmaceuticals – CONFIDENTIAL
3

Driven By Clear Corporate Vision and Values
VISION
Agios is passionately committed to
the fundamental transformation of
patients’ lives through scientific
leadership in the field of cancer
metabolism and inborn errors of
metabolism

Agios Pharmaceuticals – CONFIDENTIAL
A leader in field of dysregulated cellular metabolism – a
breakthrough area for drug discovery and development
Biomarkers for patient selection for every program
Agios leadership team is highly accomplished in drug
development and commercialization
SAB members include leading researchers in cancer
metabolism and IEMs
IDH candidates: AG-221 in clinical trial and AG-120
expected in clinical trials in early 2014
Lead IEM candidate: AG-348 expected in clinical trials in
mid-2014
Cancer metabolism collaboration with Celgene
Runway to drive multiple programs to meaningful
milestones
Disruptive Area of Biology
Precision Medicine
Experienced Leadership
Robust First in Class
Pipeline
Strong Financial Position
Building a Great Multi-product Company

Agios Pharmaceuticals – CONFIDENTIAL
David Schenkein, M.D.
Chief Executive Officer and Director
Previously, SVP of Clinical Hematology / Oncology at Roche /
Genentech and SVP of Clinical Research at Millennium
Pharmaceuticals
Duncan Higgons
Chief Operating Officer
Scott Biller, Ph.D.
Chief Scientific Officer
Previously, VP and Head of global discovery chemistry for the
Novartis Institutes for Biomedical Research
Glenn Goddard
Senior Vice President  Finance
Michael Su, Ph.D.
Senior Vice President, R&D
Marion Dorsch, Ph.D.
Vice President , Biology
John Evans
Vice President, Business Development & Operations
Min Wang, J.D., Ph.D.
Vice President  Legal Affairs
Camille Henderson, Ph.D.
Director of Human Resources
Management
Agios Leadership
Board of Directors
David Schenkein, M.D.
20+ yrs experience in hematology and medical oncology
Kevin Starr (Chairman) – Third Rock Ventures
Partner of Third Rock Ventures
Lew Cantley, Ph.D. – Agios Co-Founder
Director of the Cancer Center at Weill Cornell Medical College and
New York-Presbyterian Hospital
Doug Cole, M.D. – Flagship Ventures
General Partner of Flagship Ventures
Perry Karsen – Celgene
CEO of Celgene Cellular Therapeutics
John Maraganore, Ph.D. – Alnylam
CEO and Director of Alnylam
Bob Nelsen – ARCH Venture Partners
Co-founder and Managing Director of ARCH Venture Partners
Marc Tessier-Lavigne , Ph.D. – Rockefeller University
President of the Rockefeller University
Paul Clancy – Biogen Idec
CFO of Biogen Idec

Agios Pharmaceuticals – CONFIDENTIAL
Flux biochemistry is a critical systems biology approach that has enabled Agios to drive groundbreaking clinical insights
Deep Understanding of Metabolic Pathways Drives
Development of Transformational Medicines
Metabolic Flux
Analysis
Enabled by
13
C labeled
nutrients and
informatics
Static view
Flux
Biochemistry
How many metabolites
exist in a single point
at a given moment in
time?
How quickly are
metabolites moving
along enzymatic
pathways?
Which enzyme is the
“Achilles heel” that a
cancer depends upon
for growth or can have
therapeutic impact for
an IEM?
High Throughput
Mass Spec Analysis
Cell
Culture
In house
Vivarium
Patient Samples

Celgene
agios
Celgene
agios
agios
Celgene
agios

7

Research Development
Upcoming
Milestones
Est. # of
Patients
Primary Commercial
Rights
Novel First-in-Class Portfolio: Precision Medicine
Approach
Development Programs:
Agios Pharmaceuticals – CONFIDENTIAL
AG-221
(IDH2m inhibitor)
AG-120
(IDH1m inhibitor)
Cancer Metabolism
Multiple Monogenic
Diseases
AG-348
(Pyruvate kinase (R)
activator)
IND filed
Ph1 on-going
IND-enabling
studies
Multiple
cancers
~31,000
Multiple
cancers
~11,000
FIH studies
Early 2014
FIH studies
Mid-2014
ex-US Rts US Rts
Inborn Errors of
Metabolism
Multiple Novel
Targets
Research Programs:
PKD
Expansion
Cohorts
Late 2014
1,000 –
3,000 (U.S.)

New
Targets
Validated
Program
Development
Candidate
Phase 1
Multiple Ascending Dose Study
Agios maintains full control over research and early development (Phase 1)
Celgene
confirms and
commits to
program
Program licensed
Split License
1 of 3 Programs
Co-commercialize License
2 of 3 Programs
U.S. rights
$120mm milestones
Funds 50% of development
costs
WW rights
Funds 100% of development &
commercial costs
Ex-U.S. rights
Funds 50% of development
costs
$120mm milestones
U.S. sales participation rights
Royalties on WW sales (low
double digits)
Celgene option term
Original term: 2010-2013
Extended for one year through
2014 for $20mm
Further extensions of up to two
additional years, for up to $40mm
Validated programs to be split at
end of option term
Agios Pharmaceuticals – CONFIDENTIAL

Cancer Metabolism Product

INBORN ERRORS OF METABOLISM
CANCER METABOLISM
DYSREGULATED METABOLISM

CANCER METABOLISM AG-221 (IDH2M INHIBITOR) AG-120 (IDH1M INHIBITOR)

DIFFERENTIATED TISSUE
PROLIFERATIVE TISSUE
TUMOR
GLUCOSE
PYRUVATE
LACTATE

Pre-therapy
Post-therapy
T
K
B

Emerging Hallmarks
Deregulating cellular energetics
Avoiding immune destruction
Genome instability and mutation
Tumor-promoting inflammation
Enabling Characteristics

Agios Pharmaceuticals – CONFIDENTIAL
1920s 1970s
2000s
Otto
Warburg
Normal
tissue
Warburg
Effect
PET Scans Hallmarks of Cancer
HALLMARKS OF CANCER:
THE NEXT GENERATION
Douglas Hanahan and
Robert A. Weinberg
Link between Dysregulated Cellular Metabolism
and Cancer is a Proven Concept

Agios Pharmaceuticals – CONFIDENTIAL
Metabolome: 50-100 novel
targets
Mutations
in key metabolic
enzymes (e.g. IDH)
Cancer specific
isoforms
of
metabolic regulating
enzymes
Dysregulated metabolic
pathways within cancer
cells
Metabolome: Untapped Opportunity For Novel
Therapeutic Targets

agios

nature

isocitrate
IDH
Normal
αKG
NORMAL METABOLISM
isocitrate
mIDH
Tumor suppressor
loss-of-function
αKG
Agios
Insight
isocitrate
IDH
mIDH
2HG
Oncogene
αKG
CANCER METABOLISM

2HG
Two normal metabolic enzymes (IDH1 and IDH2) mutated in a wide range of cancers
Agios makes discovery that IDH mutants create the oncometabolite
2-hydroxyglutarate (2HG)
—
Gain of function with a new metabolic pathway
Emergence of IDHm Targets validates Agios’
approach
2009
Agios Pharmaceuticals – CONFIDENTIAL

Agios Pharmaceuticals – CONFIDENTIAL
Product Indication % IDHm Est. # pts.***
Low grade glioma & 2
ary
GBM** 70% 11,000
Chondrosarcoma >50% 4,600
Acute Myeloid Leukemia (AML) 7.5% 3,600
MDS/MPN 5% 2,000
Intrahepatic Cholangiocarcinoma 20% 1,600
Others* (colon, melanoma, lung) 1-2% ~8,000+
Acute Myeloid Leukemia (AML) 15% 7,200
MDS/MPN 5% 2,000
Angio-immunoblastic NHL 25% 400
Others* (melanoma, glioma, chondro) 3-5% 1,500
Type II D-2HG Aciduria (Inborn Error of Metabolism)
100% 50 reported
IDH1m
(~31,000*)
(~11,000*)
*** Includes “basket”
of emerging unconfirmed indications; all patient populations being further refined with new sequencing
*** Includes 8.5% of Primary GBM
*** Estimated, U.S. + EU27 + JP incidence
IDH1m and IDH2m: Two Distinct Genetically
Defined Patient Populations
Patient populations being refined continuously with new sequencing and literature

2-hydroxglutarate levels by LC-MS
0
5
10
15
20
25
30
35
40
R132H
R132H
R132H
R132H
R132H
R132H
209
480
1102
496
534
2077
836
1822
1874
816
2079
432
438
515
493
727
450

2-HG (ng / ml)
10000
1000
100
10
WT
IDH1
Mutant

Glu
GABA

Agios Pharmaceuticals – CONFIDENTIAL
2-Hydroxyglutarate, an Oncometabolite:
A Surrogate for Treatment Effect & Clinical Benefit
SPECIFIC MEASURABLE CAN BE IMAGED
Brain Tumor Samples Blood Samples MRI / MRS
*Linda Liau / UCLA
2HG

IDH
mIDH
α
Me
Me
Me
Differentiation
IDH
mIDH
α

15

IDH Mutations and 2-hydroxyglutarate
DIFFERENTIATION BLOCKED
Differentiation
Mature
Cell
Normal Cell Death /
HOMEOSTASIS
HSC Progenitor
DIFFERENTIATION RESTORED
Isocitrate
KG
2HG
Inhibitor Inhibitor
HSC Progenitor
Isocitrate
KG
2HG 2HG
Epigenetic
“Re-Wiring”
Unchecked Cell Proliferation
CANCER
Progenitor
Agios Pharmaceuticals – CONFIDENTIAL

Sciencexpress

Targeted Inhibition of Mutant IDH2 in Leukemia Cells Induces Cellular Differentiation

Fang Wang,[1*] Jeremy Travins,[1*] Byron DeLaBarre,[1*] Virginie Penard-Lacronique,[2,3,4*] Stefanie Schalm,[1*] Erica Hansen,[1] Kimberly Straley[1]

Cytology 9-Day Treatment with AG-221
% Cell Type
100
80
60
40
20
0
Untreated
DMSO
AG-221 0.5 µM
AG-221 1 µM
AG-221 5 µM
Granulocytes(%)
Metamyelocytes (%)
Myelocytes (%)
Promyelocytes (%)
Myeloblast (%)

Agios publication in Science
(2013)
Lower blast count and higher percentage
of differentiated cells in AG-221 treated
samples
Agios Pharmaceuticals – CONFIDENTIAL
AG-221 Can Reverse Differentiation Block in
Primary Patient Samples

Survival rate
Percent survival
100
50
0
n=4
p=1e-5
p=0.001
p=0.03
p=0.09
0
40
55
70
85
100
115
130
days
Group 4: AG-221 (45mg/kg)
9/9 survived at day 84
Group 3: AG-221 (15mg/kg)
6/9 survived at day 84
Group 2: AG-221 (5mg/kg)
4/9 survived at day 84
Group 5: Ara-C (2mg/kg)
Group 1: Vehicle
dosing start at day 48
when tumor burden is
10% in PB/60% in bone marrow
termination at day 84
4 mice kept on AG-221 (45mpk)
up to day 130
ASH 2013

Compelling in vivo single agent survival benefit in aggressive IDH2m AML model
AG-221 treated animals also have:
—
Lower 2HG level and tumor burden
—
Dose-dependent increase in markers of differentiation
Agios Pharmaceuticals – CONFIDENTIAL
AG-221 Induces Dose-Dependent Survival Benefit

“3 + 3” Design
All patients IDH2m+
Assess safety, PK
Assess 2HG levels,
differentiation, efficacy
Foundation One™
test
for broad genomic
profile
AML
MDS
MPD
Solid tumors
Combination with standard of care and/or targeted agents
D2HGA
Trigger additional development based on data
Agios Pharmaceuticals – CONFIDENTIAL
AG-221 (IDH2m Inhibitor) Summary
Hematologic malignancies
Phase 1 dose escalation
Multiple
expansion cohorts
Potential for rapid entry into definitive
efficacy trials in IDH2m+ patients
MTD
Clinical Plan
AG-221: Potent & selective inhibitor of IDH2 mutations
—
Potent (IC50 = 12nM)  and reversible IDH2m inhibitor
—
Once or twice daily oral dosing
Phase 1 started in Q3-2013, enrollment on track
Profile and
Status

Acute Myelogenous Leukemia
Agios Pharmaceuticals – CONFIDENTIAL
Most common acute leukemia affecting adults
-
~15,000 patients diagnosed per year in US
-
Average age of diagnosis 50-70
Dismal long term survival rate
-
~10,000 deaths per year in US
-
Long term survival varies widely by age and risk factors
Goal of therapy is to induce remission
-
Most patients receive cytotoxic chemotherapy
-
Transplant is goal for cure for younger patients
IDH mutation occurs in up to 25% adult AML patients
Precedent for differentiation therapy
-
All Trans Retinoic Acid (ATRA) induces remissions in rare
form of AML (APL)

Agios Pharmaceuticals – CONFIDENTIAL
AG-120 (IDH1m Inhibitor) Summary
AG-120: Potent & selective inhibitor of IDH1 mutations
—
Potent (IC50 = 8nM)  and reversible IDH1m inhibitor
—
Once or twice daily oral dosing
On track for Phase 1 in early 2014
Profile and
Status
Clinical Plan
Hematologic malignancies
Phase 1 dose escalation
Multiple
expansion cohorts
Potential for rapid entry
into definitive efficacy
trials in IDH1m
+
patients
MTD
Solid tumors
Phase 1 dose escalation
Multiple
expansion cohorts
MTD
AML, MDS, MPD
IHCC, chondrosarcoma,
glioma, others
“3 + 3” design
All patients IDH1m+
Assess safety, PK
Assess 2HG levels, differentiation, efficacy
Foundation One™
test for broad genomic profile
Combination with standard of care and/or
targeted agents
Trigger additional development based on data

agios

Journal of Pathology
J Pathol (2011)
Published online in Wiley Online Library
(wileyonlinelibrary.com) DOI: 10.1002/path.2913

ORIGINAL P

IDH1 and *IDH2* mutations are frequent events in central chondrosarcoma and central and periosteal chondromas but not in other mesenchymal tumours

The Oncologist

Frequent Mutation of Isocitrate Dehydrogenase *(IDH)1* and *IDH2* in Cholangiocarcinoma Identified Through Broad-Based Tumor Genotyping

Chondrosarcoma
Rare malignant cancer of cartilage &
bone
Majority of tumors are incurable
Surgery followed by chemotherapy
are standard of care
- No targeted therapies available
~50% high grade tumors are IDHm
+
- Data evolving, could be higher, mIDH1>2
Cholangiocarcinoma
Rare cancer of the bile ducts
Majority of tumors are incurable
Chemotherapy & radiation are
standard of care
- No targeted therapies available
- 5-year survival <5%
IDHm occurs in up to 25%
intrahepatic subtype
- Data evolving, mIDH1>>2
IDHm in Chondrosarcoma & Cholangiocarcinoma
Agios Pharmaceuticals – CONFIDENTIAL

2HG
Agios Pharmaceuticals – CONFIDENTIAL
Two normal metabolic enzymes (IDH1 and IDH2) mutated in cancers
—
Gain of function with a new metabolic pathway
—
Agios discovered that IDH mutants create the oncometabolite 2HG
Agios elucidated the mechanism of 2HG as a oncometabolite
—
Blocks normal differentiation via multiple downstream effects
—
Initiating and driving event based on animal studies
—
Correlated with disease - excellent biomarker
IDH – a genetically validated target in many solid and hematologic cancers
—
IDH1m: ~31,000 patients
—
IDH2m: ~11,000 patients
Developing breakthrough medicines
—
Novel and potent, orally-active, selective inhibitors developed
—
Compelling preclinical validation
—
IDH2 inhibitor in Phase 1/2 trial; IDH1 inhibitor anticipated in clinical trials in early 2014
Emergence of IDH Target is a Fundamental
Component of Agios’ Cancer Metabolism Program

INBORN
ERRORS OF
METABOLISM
CANCER
METABOLISM
DYSREGULATED
METABOLISM

INBORN ERRORS OF METABOLISM AG-348 (PYRUVATE KINASE DEFICIENCY)

Agios Pharmaceuticals – CONFIDENTIAL
ERT – Traditional
Therapeutic Approach
Vast majority of IEMs lack
therapeutic options:
Unaddressed IEMs
Significant unmet need
Enzyme Replacement
Therapies
(mostly Lysosomal
Storage Disorders)
High unmet medical need Identifiable patient population
Clear path to clinical approval Minimal time to Proof of Concept
POC evidence or hypothesis Clinical and regulatory path validated
Agios Approach – Transformative Potential to Correct
Metabolic Pathway Defects with Small Molecules
Characteristics of Potential Target Candidates
Agios Approach to Inborn Errors of Metabolism
Enzyme 1
Metabolite B
pool
Metabolite C
pool
Metabolite A
pool
Enzyme 2
(activated)
Enzyme 1
Metabolite C
pool
Metabolite A
pool
Re-activate mutant enzyme
Enzyme 3
(bypassed)
Reroute/rebalance pathway
Block production of
toxic metabolites

Pyruvate Kinase (PK) Deficiency:
Rare Hematological IEM Without Therapy
Agios Pharmaceuticals – CONFIDENTIAL
Autosomal recessive disorder
characterized by chronic hemolytic
anemia
Rare genetic disease
-
Estimated 1,000-3,000 in USA
Poor prognosis
-
Presents in infancy or childhood with severe
hemolytic anemia and jaundice
-
No disease-altering therapies
-
Transfusions and splenectomy common to
manage symptoms
-
Lifelong risks from chronic hemolysis and
iron overload
Blood smear in PKD

agios

PKR
Pyruvate
ATP

PKRmt
Pyruvate
ATP

PKR
Pyruvate
Glucose
AG-348
ATP

28

Therapeutic Approach to Treating PK
Deficiency
Agios Pharmaceuticals – CONFIDENTIAL
Normal Red Blood Cell PK-Deficient Red Blood Cell Restored Red Blood Cell
Glucose Glucose
HEMOLYSIS
Glycolysis is the only source of energy (ATP) for red blood cells
PKR enzyme catalyzes the final step in glycolysis in red blood cells
In PK Deficiency, low PKR activity leads to low ATP levels and high rate of hemolysis in red blood cells
Agios has developed AG-348, a small molecule activator that restores activity of mutant PKR

% PKR Activation
700
500
300
100
0.001
0.1
10
Drug concentration (uM)

2000
1500
1000
500
0
ATP nM
Typical WT ATP level
PKD patient + AGI-348
-10
-9
-8
-7
-6
-5
Log [M] AGX

Compound heterozygous patients have 3-10% residual activity
-
Parents each carry one mutation, clinically normal with partial activity ~50%
Lead molecules activate broad range of mutant proteins & restore metabolic flux
-
Activate 10 of 11 most common alleles (and may only need one allele per patient)
Agios molecules bind unique allosteric site – not the active site
Agios Pharmaceuticals – CONFIDENTIAL
AG-348 improves kinetic defect of
mutant enzymes
AG-348 corrects ATP deficit in patient
red blood cells (R486W / G341A)
Agios Activators Show Early Efficacy in Ex-Vivo
Patient Samples

Healthy Volunteer Clinical Studies
Randomized double blind placebo controlled trials
Single experienced US site selected
Assess safety, PK and PD
Potential for activation of wild type PK enzyme and effect on metabolites
Select target dose range for proof of concept study in patients
Agios Pharmaceuticals – CONFIDENTIAL
AG-348 Summary
AG-348: Potent & selective activator of PK-(R) mutations
—
Reversible and orally bioavailable
—
Once or twice daily oral dosing
—
IND activities substantially completed, clinical trials to initiate in mid-2014
—
Natural history study being launched by Agios & investigators
Profile and
Status
Phase 1 single ascending
dose escalation
Phase 1 multiple ascending
dose escalation
Clinical Plan
Potential for rapid entry into
proof of concept trials in patients
with PK deficiency

INBORN
ERRORS OF
METABOLISM
CANCER
METABOLISM
DYSREGULATED
METABOLISM

FINANCIAL OVERVIEW

Financial support has been strong from investors
—
Raised $385M in 3+ years
—
Celgene Collaboration has provided $141M of non-dilutive funding
—
Significant ongoing financial commitment, including R&D funding, payments to extend agreement, milestones and royalties
—
In 2013, successfully completed our IPO, raised net proceeds of $111M
Select financial summary:
Agios Pharmaceuticals – CONFIDENTIAL
Ended Q3 2013 with $208M in cash
Strong position expected to drive multiple programs to meaningful milestones
Statement of
Operations
Years Ended
December 31,
Nine Months Ended
September 30,
2011 2012 2012 2013
Revenue $21,837 $25,106 $18,824 $18,804
Operating Costs 38,468 48,101 35,322 45,445
Net Loss (23,706) (20,102) (14,789) (27,025)
Financial Summary
($ in thousands)

Agios Pharmaceuticals – CONFIDENTIAL
2H 2013 2014 2015 2016 2017
Proof of Concept
Late Development
FIH
Proof of Concept
Late Development
FIH
Late Development
IDH2
Cancer – Multiple Indications
IEM – D-2HG Aciduria
IDH1
Cancer – Multiple Indications
PKR
IEM – Pyruvate Kinase
Deficiency
Runway
Current cash
Current CELG Deal: (2)
CELG Extensions
Potential CELG Extensions ($40M)
Proof of Concept
(1) Time frames are estimated and assume the program successfully advances into later stages of development
(2) 2014 extension announced, CELG milestone payments are not included; 1 Split Program $25M LPO Ph2; each Ph3 start $25M
FIH
Cash Q3 ($208M)
Potential Timeline & Milestones
(1)
(1)
(1)
st

Agios Pharmaceuticals – CONFIDENTIAL
Fast Start and Build
2009-2012
Drive to
the Clinic
2013-2014
Agios has rapidly emerged as a clinical company dedicated to making transformational medicines for patients
Anticipated
milestones
2014
Building a Great Biopharmaceutical Company
Labs open in January
2009
Major breakthrough on
IDH biology
Entered collaboration
deal with Celgene
Research engine built
IEM research initiated
Crossover financing
AG-221 in Phase 1 trial
Potential for 2 more novel
NMEs in Phase 1
—
AG-120 in cancer
—
AG-348 in PK
Deficiency
All programs with
biomarker guided patient
selection and Phase 1
POC potential
Initial Public Offering
AG-221 initiating
expansion cohorts and
presenting dose escalation
data in late 2014
AG-120 initiating clinical
trials in early 2014
—
Exercising option on
U.S. rights
AG 348 initiating clinical
trials in mid 2014

33 “Hire great people, think big, have fun, follow the science and do what’s right for patients”